Exploration and Evaluation Assets and Mining Data	6 Months Ended
Jun. 30, 2024
Exploration and Evaluation Assets and Mining Data [Abstract]
Exploration and evaluation assets and mining data

16. Exploration and evaluation assets and mining data

	Mining Data	Exploration and evaluation assets	Total
	$	$	$
Cost
As at January 1, 2023	12,746,135	5,709,171	18,455,306
Additions during the period	-	51,355,297	51,355,297
Carrying amount as at December 31, 2023	12,746,135	57,064,468	69,810,603

Cost
As at January 1, 2024	12,746,135	57,064,468	69,810,603
Additions during the period	-	27,868,064	27,868,064
Carrying amount as at June 30, 2024	12,746,135	84,932,532	97,678,667

The capitalization of exploration and evaluation costs assumes that there is a reasonable prospect that the project can be developed into a profitable mining operation and that the exploration and evaluation expenditure and study work relating to a mineral resource within a valid license area could result in cash in-flows over time, either via sale or development.

An assessment relating to the capitalization is performed yearly by management, based on confidence in the level of exploration and study work for each project. Grass-roots exploration work and indirect costs might be expensed, especially if the financial viability cannot be assessed via an integrated financial model that supports the economic development of the mineral property based on latest mining and processing plans or are otherwise difficult to prove to be recoverable.

Given that Lifezone made material progress in 2023 in advancing the DFS for the Kabanga Nickel Project, including completing its planned drilling program, releasing a new Mineral Resource Update and incorporating in its integrated financial model the new development plan and all trade-off decisions, management decided to start the capitalization of all costs related to the Kabanga Nickel Project and the Kabanga DFS.

Exploration and evaluation expenditures are recognized and measured at cost and the exploration and evaluation assets are classified as intangible assets.

Where Lifezone is unsuccessful in acquiring or being granted a tenement area, any such costs are immediately expensed. All costs incurred prior to securing the legal right to undertake exploration activities on a project are written-off as incurred.

Lifezone assesses on a project-by-project basis if the exploration and evaluation phase has concluded. At the earliest, an exploration asset gets reclassified as a development asset when a current and positive feasibility study describing the development path for the mineral resource was released and is available publicly. That is usually also the time when a mineral reserve gets declared. A reclassification will happen at the latest when an exploration asset gets approved for development.

Additions during the period are essentially capitalized expenditure incurred in the exploration and evaluation of the Kabanga Nickel Project, with costs including compensation payments made to project affected communities, fees paid to DFS consultants and engineering firms, the owners team and attributable technical and administrative overheads.

Lifezone assesses exploration assets yearly for impairment when facts and circumstances suggest that the carrying amount exceeds the recoverable amount.